                      NEW ENGLAND LIFE INSURANCE COMPANY

                 INDIVIDUAL VARIABLE ANNUITY CONTRACT PROFILE

                          AMERICAN FORERUNNER SERIES
                               January 10, 1997

  THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

  "We," "us," and "our" refer to New England Life Insurance Company. "You" and "your" refer to the owner of a Contract.

  1. WHAT IS THE CONTRACT? The Contract is an individual variable annuity contract that provides you with a means of investing on a tax-deferred basis through the New England Variable Annuity Separate Account (the "Variable Account") in one or more of eleven series of the New England Zenith Fund (the "Funds"). The Contract is intended for use with certain retirement plans that qualify for tax benefited treatment under the Internal Revenue Code (the "Code"), for individual use, and for use with plans and trusts not qualifying under the Code for tax benefited treatment. The Contracts are not intended for use with Section 401(k) plans or Section 403(b) plans subject to ERISA. It provides a death benefit and annuity payment options, some of which provide guaranteed income or guaranteed payment periods.

  The Funds offer a range of investment objectives, from conservative to aggressive. Your investment in the Funds is NOT guaranteed and you could lose some or all of any money you allocate to the Funds.

  An option is available in some states under which you may allocate all or part of the value of your Contract to what we call the "Fixed Account." We guarantee interest on amounts allocated to the Fixed Account at an effective annual rate of at least 3%. We may credit a higher rate of interest. The Fixed Account option offers you an opportunity to protect your principal and earn, at least, a guaranteed rate of interest.

  The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the annuity phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The annuity phase begins when you begin receiving payments under one of the annuity payment options described in Section 2. The amount of money accumulated under your Contract during the accumulation phase will determine the amount of your annuity payments during the annuity phase.

  2. WHAT ARE MY ANNUITY OPTIONS? The Contract offers the following annuity payment options, either in a fixed or variable form:

  . Income for a specified number of years;

  . Income for life;

  . Income for life, but guaranteed for at least 10 years (this is your default option);

  . Income for life, but guaranteed for at least 20 years;

  . Income to age 100;

  . Income for two lives, while either is still living;

  . Income for two lives, but guaranteed for at least 10 years; and

  . Income for two lives, with full payments while both are living and two-thirds to the survivor.

  We may make other annuity payment options available from time to time. The Contract, when issued, will provide for the third option in variable form, beginning at age 95. During the accumulation phase, you may select another option, and/or start annuity payments (that is, annuitize) at an earlier date by surrendering the Contract. If annuity payments start less than 4 years after you make an investment in the Contract, charges may apply.

  3. HOW DO I PURCHASE A CONTRACT? The minimum initial investment is currently $10,000, and any subsequent investments must be at least $250. We reserve the right not to accept any purchase payment that, when combined with the value of all the Contracts that you own, would exceed $1,000,000. Currently, we won't accept any investment that, when combined with the value of all of the Contracts that you own, would exceed $2,000,000.

  You are eligible to purchase a Contract if you are an individual, employer, trust, corporation, partnership, custodian, or any entity specified in an eligible employee benefit plan. A Contract may have joint owners. The Contract is intended for use with the following retirement plans which offer Federal tax benefits under the Internal Revenue Code (the "Code"):

  Qualified Plans--plans qualified under Section 401(a) (but not under
  Section 401(k)) or 403(a) of the Code.

  TSA Plans--certain annuity plans under Section 403(b) of the Code.

  IRAs--individual retirement accounts under Section 408(a) of the Code and individual retirement annuities under Section 408(b) of the Code.

  SEPs and SARSEPs--simplified employee pension plans and salary reduction simplified employee pension plans under Section 408(k) of the Code.

  457 Plans--eligible deferred compensation plans under Section 457 of the Code.

  Governmental Plans--governmental plans within the meaning of Section 414(d) of the Code.

The Contract may not yet be available to all of the foregoing plans, pending appropriate state approvals. You should consult a qualified adviser about using the Contract with those plans. The Contract is not currently available for use with other plans, including 401(k) plans or TSA plans subject to the Employee Retirement Income Security Act of 1974.

  4. WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACT? You can allocate your investment among subaccounts of the Variable Account, which in turn invest in the Funds. Your investment can be allocated to any one or a combination (within limits) of the Funds. The Funds currently available under the Contract are:

   Loomis Sayles Small Cap Series             Loomis Sayles Balanced Series
Draycott International Equity Series         Salomon Brothers Strategic Bond
     Alger Equity Growth Series                   Opportunities Series
 Loomis Sayles Avanti Growth Series       Back Bay Advisors Bond Income Series
     Davis Venture Value Series             Salomon Brothers U.S. Government
  Westpeak Growth and Income Series                      Series
                                             Back Bay Advisors Money Market
                                                         Series

In addition, the Fixed Account is available in some states.

  5. WHAT ARE THE EXPENSES UNDER THE CONTRACT?

  Administration Charge. Each year, we impose an "administration contract charge" generally equal to the lesser of 2% of your total contract value or $30 to help cover the costs of the administrative services that we provide for the Contracts. We waive this charge in certain circumstances.

  Mortality and Expense Risk Charge. As compensation for assuming mortality and expense risks under the Contract, we impose a daily charge at an annual rate of 1.00% of the daily net assets attributable to your Contract. This charge, as a percentage of your contract value, is guaranteed not to increase over the life of your Contract.

  Contingent Deferred Sales Charge. We do not impose any sales charge on investments when they are made, nor do we impose a contingent deferred sales charge ("CDSC") on withdrawals up to a certain amount each year (the "free withdrawal amount"). We do, however, impose a CDSC upon the occurrence of a "CDSC event," one of which is a withdrawal or surrender (including a surrender to start annuity payments) in excess of the free withdrawal amount. All of the CDSC events are described in the Prospectus.

  The CDSC is deducted only from the investments that we received from you within four years of the CDSC event according to the following schedule:

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
             NUMBER OF YEARS SINCE WE      APPLICABLE
              RECEIVED THE INVESTMENT      CDSC CHARGE
             ------------------------      -----------
                 1........................       4%
                 2........................       3%
                 3........................       2%
                 4........................       1%
               Thereafter.................       0%

We will waive the CDSC in certain circumstances.

  Premium Tax Charges. Certain states impose a premium tax on annuity purchase payments received by insurance companies. Generally, we incur a state premium tax liability on the date when annuity benefits commence. In those states, we deduct the premium tax charge from the contract value on that date. However, for Contracts subject to the premium tax law of states which impose a premium tax on purchase payments when they are made (currently South Dakota), we deduct the applicable premium tax charge at the earliest of: a full or partial surrender of the Contract, the date when annuity benefits commence, or payment of the death proceeds (including application of the death proceeds to the beneficiary continuation provision) upon your death. State premium tax charges currently range from 1/2% to 2% of the contract value (or, if applicable, death proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment and from 1% to 3 1/2% of the contract value (or, if applicable, death proceeds) for all other Contracts.

  Other Expenses. In addition to our charges under the Contract, each Fund deducts amounts from its assets to pay for its advisory fees and other expenses.

  The following chart is designed to help you understand the charges in the Contract. The column "Total Annual Charges" shows the total of the administration contract charge (which is represented as .07%), the 1.00% mortality and expense risk charge, and the investment charges for each Fund for the year ended December 31, 1995 (as a percentage of average net assets after giving effect to any current expense cap or expense deferral). The next two columns show the dollar amount of charges you would pay assuming that you invested $1,000 in a Contract which earns 5% annually and further assuming that you surrender your Contract or that you elect to annuitize under a period certain option for a specified period of less than 15 years: (1) at the end of one year, and (2) at the end of ten years. In the first example, a CDSC will be charged because you would be surrendering or annuitizing the Contract within four years of making the investment. In the second example, there would be no CDSC. We are also assuming that no premium taxes have been assessed in either example. For more detailed information, see the Fee Table in the Prospectus for the Contract.

                           TOTAL    TOTAL ANNUAL          EXAMPLES OF TOTAL EXPENSES
                          ANNUAL    FUND CHARGES   TOTAL     PAID AT THE END OF:
                         INSURANCE    FOR YEAR    ANNUAL  ---------------------------
FUND                      CHARGES  ENDED 12/31/95 CHARGES   ONE YEAR      TEN YEARS
----                     --------- -------------- ------- ------------  -------------
Small Cap...............   1.07%        1.00%      2.07%   $      58.10  $      238.65
International Equity....   1.07%        1.30%      2.37%          60.99         269.04
Equity Growth...........   1.07%         .90%      1.97%          57.13         228.29
Avanti Growth...........   1.07%         .85%      1.92%          56.65         223.07
Venture Value...........   1.07%         .90%      1.97%          57.13         228.29
Growth and Income.......   1.07%         .85%      1.92%          56.65         223.07
Balanced................   1.07%         .85%      1.92%          56.65         223.07
Strategic Bond Opportu-
 nities.................   1.07%         .85%      1.92%          56.65         223.07
Bond Income.............   1.07%         .55%      1.62%          53.76         191.15
U.S. Government.........   1.07%         .70%      1.77%          55.20         207.24
Money Market............   1.07%         .50%      1.57%          53.28         185.72

  6. HOW WILL MY INVESTMENT IN THE CONTRACT BE TAXED? You should consult a qualified tax adviser with regard to your Contract. Generally, taxation of earnings under variable annuities is deferred until amounts are withdrawn or distributions are made. The deferral of taxes on earnings under variable annuities is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income.

  Special rules apply to the owner of a Contract that is not a natural person. Generally, such an owner must include in income any increase in the excess of the contract value over the "investment in the contract" during the taxable year.

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

  7. DO I HAVE ACCESS TO MY MONEY? You have access to your money during the accumulation phase by surrendering your Contract or withdrawing part of the value of your Contract at any time. Under some Contracts, you may also take a loan against its value. If you are making a withdrawal, we require that you withdraw at least $100 and that the value of your Contract after the withdrawal be at least $2,500.

  While you have access to your money during the accumulation phase, certain charges, such as the administration contract, CDSC, and premium tax charges, may be deducted on a surrender or withdrawal. Moreover, a withdrawal or surrender may incur income taxes or penalties under the Federal tax laws.

  After annuitization, under certain annuity options, you may withdraw the commuted value of the remaining payments.

  8. HOW HAVE THE FUNDS PERFORMED? The following chart shows the total returns for each Fund for each of the last 10 years (or less if the Fund began less than 10 years ago), as adjusted to reflect all Contract expenses and deductions described above except the CDSC and premium tax charges. If applied, these charges would reduce the performance figures in the chart. Please remember that past performance is not a guarantee of future results.

FUND                     1995   1994     1993   1992  1991   1990  1989  1988   1987   1986
----                     -----  -----   ------  ----  -----  ----  ----  ----  ------  -----
Small Cap............... 24.57% N/A
International Equity....  2.18% N/A
Equity Growth........... 44.22% N/A
Avanti Growth........... 25.92% (4.26)%
Venture Value........... 34.90% N/A
Growth and Income....... 31.95% (5.19)%
Balanced................ 20.55% N/A
Strategic Bond
 Opportunities.......... 15.20% N/A
Bond Income............. 18.12% (6.08)%   9.56% 5.08% 14.47% 4.58% 8.55% 4.54% (1.46)% 10.69%
U.S. Government......... 10.88% N/A
Money Market............  2.23%  0.51%  (0.47)% 0.33%  2.66% 4.50% 5.42% 3.60%   2.55%  2.74%

  9. DOES THE CONTRACT HAVE A DEATH BENEFIT? Yes. If you, the owner, die (or, if the owner is not an individual, the annuitant dies) prior to the annuity phase of the Contract, a death benefit will be payable to a person that you name as the beneficiary. The death benefit will be the greater of two values:
(1) the value of the contract next determined after the later of the date when we receive due proof of death or an election of continuation or payment from the beneficiary; or (2) the guaranteed minimum death benefit under the Contract, which we calculate using a formula described in the Prospectus.

  10. IS THERE ANYTHING ELSE I SHOULD KNOW? The Contract has several additional features that you may be interested in, including the following:

  Transfer Privilege. You can transfer from $100 to $500,000 of your Contract's value from one Fund to another free of charge. During the accumulation phase of the Contract, you can make as many transfers among the Funds as you like. However, different rules apply to transfers to and from the Fixed Account. Also, during the annuity phase, if you have chosen a variable payment option, you can only make one transfer between Funds per year and you cannot make transfers to the Fixed Account. We reserve the right to charge a fee for transfers (although we do not currently do so) and to limit the number and amount of transfers in certain circumstances.

  Dollar Cost Averaging. We offer an automated transfer privilege that we call "dollar cost averaging," under which you can instruct us to make monthly transfers from any one of your investment options to any other investment options, subject to certain limitations, provided that a minimum of $100 must be transferred to each investment option that you select under this feature.

  Systematic Withdrawals. This feature allows you to have a portion of the value of your Contract withdrawn automatically on a monthly basis during the accumulation phase. As long as the amount of each withdrawal is at least $100, you can elect a fixed dollar amount or elect to have your Contract's investment gain withdrawn. Of course, you may have to pay taxes and a CDSC on these withdrawals.

  Free Look Right. You should also know that you have a "free look right"; i.e., the right to return the Contract to us or your sales representative and have us cancel it within a certain number of days (usually 10, although this varies from state to state). If you exercise this right, we will cancel the Contract as of the day we receive your request and send you its value on that day,

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

which may be more or less than your initial investment in the Contract. In some states, we are required to refund your initial investment rather than sending you the value of your Contract.

  11. WHO CAN I CONTACT FOR MORE INFORMATION? You can write to us at New England Annuities, P.O. Box 642, Boston, Massachusetts 02117, or call us at
(800) 777-5897. You can also get a recording of daily unit values by calling
(800) 333-2501. You can also request a copy of the Prospectus or Statement of Additional Information from New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116.

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